SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C.  20549

                        ----------------------------


                                  FORM 8-K

                               CURRENT REPORT

                   PURSUANT TO SECTION 13 OR 15 (D) OF THE
                       SECURITIES EXCHANGE ACT OF 1934


      DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)   MARCH 29, 1996


                         STORAGE TECHNOLOGY CORPORATION
           ------------------------------------------------------
           (Exact Name of Registrant As Specified In Its Charter)


       Delaware                 1-7534                   84-0593263
   ----------------       -----------------           ---------------
   (State or other           (Commission               (IRS Employer
   Jurisdiction of           File Number)           Identification No.)
    Incorporation)


           2270 South 88th Street, Louisville, Colorado 80028-4309
           -------------------------------------------------------
             (Address of Principal Executive Offices) (Zip Code)


     Registrant's telephone number, including area code  (303) 673-5151


                               Not applicable
        -------------------------------------------------------------
        (Former Name or Former Address, if Changed Since Last Report)


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ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS

          On March 29, 1996, the Registrant sold all of the issued and outstanding stock (the "Stock") of its wholly owned lease financing subsidiary, StorageTek Financial Services Corporation ("SFSC"), a Delaware corporation, to Leasetec Corporation, a Delaware corporation ("Leasetec"), pursuant to the terms and conditions of the Stock Purchase Agreement dated as of March 29, 1996, between the Registrant and Leasetec. On March 20, 1996, the Registrant entered into a Portfolio Purchase Agreement with Leasetec pursuant to which certain foreign subsidiaries of the Registrant sold their respective net investment in sales-type lease assets (the "Lease Assets") to certain foreign subsidiaries of Leasetec. The Registrant received cash consideration for the Stock and the Lease Assets in the aggregate amount of approximately $253,538,000 and the assumption of certain associated nonrecourse borrowings in the amount of $5,600,000 (applying foreign currency exchange rates in effect in March 1996). The Registrant used a portion of these proceeds to retire certain associated nonrecourse borrowings and other debt in the amount of $89,795,000. The consideration paid for the Stock and Lease Assets was determined as a result of arms length negotiations between the Registrant and Leasetec, after considering various factors, including the investment return, the nature of the assets, the fair market value of the assets, the prevailing interest rates, prospects for growth and strategic plans.

          In connection with the sale of the Stock and Lease Assets, the Registrant and Leasetec formed a worldwide lease financing alliance. Pursuant to the terms and conditions of an operating agreement dated as of March 20, 1996, Leasetec, through SFSC, will offer financing to customers of the Registrant under the StorageTek Financial Services Corporation name. Except for the operating agreement and the transactions contemplated thereunder, and a transition agreement between the Registrant and SFSC dated as of March 20, 1996, pursuant to which the Registrant will furnish certain services to SFSC for an interim period, the Registrant is not aware of any material relationship between it, or any of its directors or officers or any of its affiliates, and Leasetec existing on the date of the disposition of the Stock and Lease Assets.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

          The following financial statements, pro forma financial information and exhibits are filed as a part of this report:

     (A)  FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED.

          Not applicable

     (B)  PRO FORMA FINANCIAL INFORMATION.

          The following unaudited pro forma consolidated financial information gives effect to the sale of the Stock and Lease Assets to Leasetec, and the retirement of the associated debt, as if the transaction had occurred on December 29, 1995, for balance sheet purposes, and at the beginning of the year ended December 29, 1995, for statement of operations purposes. Any gain resulting from the sale of the Stock and Lease Assets is excluded from the unaudited pro forma consolidated statement of operations.

          The unaudited pro forma consolidated financial information relating to StorageTek is based on the audited historical consolidated financial statements for the year ended December 29, 1995, and the effects of the sale of the Stock and Lease Assets. The related pro forma adjustments are described in the accompanying notes. The pro forma information should be read in conjunction with the consolidated financial statements of StorageTek which are included in StorageTek's Annual Report on Form 10-K for the year ended December 29, 1995.

          The following unaudited pro forma consolidated financial statements are presented for informational purposes only and do not purport to be indicative of the financial position which would actually have existed or the results of operations which would actually have been obtained if the transaction had occurred in the dates specified above or which may be obtained in the future.

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               STORAGE TECHNOLOGY CORPORATION AND SUBSIDIARIES
               UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET
                          (In Thousands of Dollars)

                                                    December 1995
                                      ----------------------------------------
                                                      Pro Forma
                                       Historical    Adjustments     Pro Forma
                                      ----------------------------------------
ASSETS
Current assets:
 Cash, including cash equivalents    $  264,502    $ 277,099 (a)    $  451,806
                                                     (89,795)(b)
 Accounts receivable, net               396,499                        396,499
 Notes and installment receivables       10,766                         10,766
 Net investment in sales-type leases     88,668      (88,668)(a)
 Inventories                            214,553                        214,553
                                      ---------    ---------         ---------
    Total current assets                974,988       98,636         1,073,624
Notes and installment receivables        10,113                         10,113
Net investment in sales-type leases     150,751     (150,751)(a)
Equipment held for sale or lease,
   at cost (net)                        139,629      (11,149)(a)       128,480
Spare parts for field service, at
   cost (net)                            29,468                         29,468
Property, plant and equipment, at
   cost (net)                           333,021         (275)(a)       332,746
Deferred income tax assets, net of
   valuation allowance                   74,902       10,900 (a)        85,802
Other assets                            175,757         (539)(a)       175,218
                                      ---------     --------         ---------
                                     $1,888,629    $ (53,178)       $1,835,451
                                      =========     ========         =========

LIABILITIES AND STOCKHOLDERS' EQUITY
LIABILITIES
Current liabilities:
 Nonrecourse borrowings secured
    by lease commitments             $   19,415    $  (5,600)(a)
                                                     (13,815)(b)
 Current portion of other
    long-term debt                       65,844      (55,000)(b)    $   10,844
 Accounts payable and accrued
    liabilities                         454,415       12,402 (a)       466,817
 Income taxes payable                     9,963       18,300 (a)        28,263
                                      ---------      --------        ---------
    Total current liabilities           549,637      (43,713)          505,924

Convertible subordinated debentures     316,850                        316,850
Nonrecourse borrowings secured by
   lease commitments                     20,980      (20,980)(b)
Other long-term debt                     26,133                         26,133
Deferred income tax liabilities          12,196        1,600 (a)        13,796
                                      ---------     --------          --------
     Total liabilities                  925,796      (63,093)          862,703
                                      ---------     --------          --------

STOCKHOLDERS' EQUITY
Common stock, $.10 par value              5,335                          5,335
Capital in excess of par value        1,414,551                      1,414,551
Accumulated deficit                    (445,761)       9,915(a)       (435,846)
Other stockholders' equity              (11,292)                       (11,292)
                                      ---------     --------         ---------
     Total stockholders' equity         962,833        9,915           972,748
                                      ---------     --------         ---------
                                     $1,888,629    $ (53,178)       $1,835,451
                                      =========     ========         =========


        The accompanying notes are an integral part of the unaudited pro forma consolidated balance sheet


PAGE
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               STORAGE TECHNOLOGY CORPORATION AND SUBSIDIARIES
          UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                  (In Thousands, Except Per Share Amounts)

                                             Year Ended December 1995
                                     -----------------------------------------
                                                      Pro Forma
                                       Historical    Adjustments      Pro Forma
                                      -----------    -----------      ---------
Sales                                  $1,345,260                    $1,345,260
Service and rental revenue                584,225                       584,225
                                        ---------                     ---------
  Total revenue                         1,929,485                     1,929,485(a)
                                        ---------                     ---------

Cost of sales                             841,583                       841,583
Cost of service and rental revenue        376,039                       376,039
                                        ---------                     ---------
  Total cost of revenue                 1,217,622                     1,217,622(a)
                                        ---------                     ---------

  Gross profit                            711,863                       711,863
Research and product development costs    187,275                       187,275
Marketing, general, administrative
   and other income and expense, net      445,889     $ (1,595)(b)      444,294
Restructuring and other charges           212,207                       212,207
                                        ---------      -------        ---------

  Operating loss                         (133,508)       1,595         (131,913)
Interest income                            43,325      (20,371)(c)       22,954
Interest expense                          (34,347)       9,728 (d)      (24,619)
                                        ---------      -------        ---------

  Loss before income taxes               (124,530)      (9,048)        (133,578)
Provision for income taxes                (17,800)       2,200 (e)      (15,600)
                                        ---------      -------        ---------

  Net loss                               (142,330)      (6,848)        (149,178)

Preferred stock dividend                  (11,544)                      (11,544)
                                        ---------      -------        ---------

  Loss applicable to common shares     $ (153,874)    $ (6,848)      $ (160,722)
                                        =========      =======        =========

Loss per common share                  $    (2.91)                   $    (3.04)
                                        =========                     =========

Weighted average common shares
   and equivalents                         52,798                        52,798
                                        =========                     =========


        The accompanying notes are an integral part of the unaudited pro forma consolidated statement of operations

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            NOTES TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS


UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET ADJUSTMENTS

(a) The pro forma extraordinary gain, net of income tax, on the sale of the Stock of SFSC, all of the Company's net investment in sales-type leases, and equipment subject to operating leases is calculated as follows (in thousands):

     Cash proceeds                                        $277,099
     Nonrecourse borrowings assumed
        by Leasetec                                          5,600
     Book value of net investment in
        sales-type leases sold                            (239,419)
     Book value of equipment subject to leases             (11,149)
     Fixed assets write-down                                  (275)
     Write-off of debt offering costs                         (539)
     Property tax expenses                                  (4,279)
     Accrued transaction costs and expenses                 (8,123)
                                                           -------
     Extraordinary gain before income taxes                 18,915
     Income tax provision                                   (9,000)
                                                           -------
     Extraordinary gain, net of income taxes              $  9,915
                                                           =======


(b) Cash proceeds used to reduce the remaining nonrecourse borrowings and the 9.53% Senior Secured Notes of $34,795,000 and $55,000,000, respectively.


UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS ADJUSTMENTS

(a) No adjustments have been made to revenue and cost of revenue to reflect the sale of the Company's Lease Assets as there is no reasonable method to measure the possible effect on revenue and cost of revenue. Accordingly, the unaudited pro forma consolidated statement of operations do not purport to be indicative of the results of operations which would actually have been obtained if the transaction had occurred at the beginning of the year ended December 29, 1995.

(b) The adjustment to marketing, general, administrative and other reflects salaries and other costs directly attributable to the Lease Assets and associated business operations sold.

(c) The adjustment to interest income reflects interest earned during the year ended December 29, 1995, on sales-type leases. This adjustment does not reflect any investment or interest earnings on the cash proceeds received on the sale of the Lease Assets.

(d) The adjustment to interest expense reflects the interest expense during the year ended December 29, 1995, on the nonrecourse borrowings and the 9.53% Senior Secured Notes which were retired utilizing the proceeds from the sale.

(e) The adjustment to provision for income taxes results from the tax effects of the pro forma adjustments to the loss before income taxes.

     (C)  EXHIBITS.

          2.1 Stock Purchase Agreement dated as of March 29, 1996 between Storage Technology Corporation and Leasetec Corporation. Storage Technology Corporation agrees to furnish the Commission supplementally with a copy of the omitted schedules upon request.

          2.2 Portfolio Purchase Agreement dated as of March 20, 1996 between Storage Technology Corporation and Leasetec Corporation. Storage Technology Corporation agrees to furnish the Commission supplementally with a copy of the omitted schedules upon request.

                         EXHIBIT INDEX


Exhibit No.                  Description of Exhibit
- -----------              -----------------------------

   2.1 Stock Purchase Agreement dated as of March 29, 1996 between Storage Technology Corporation and Leasetec Corporation.

   2.2 Portfolio Purchase Agreement dated as of March 20, 1996 between Storage Technology Corporation and Leasetec Corporation.

                           SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  Storage Technology Corporation


                                  By:     /s/ David E. Lacey
                                     ----------------------------
                                            David E. Lacey
                                     Corporate Vice President and
                                   Interim Chief Financial Officer


Date:  April 15, 1996